SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events and Regulation FD Disclosure

This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

On July 9, 2003, Mercantile Bankshares Corporation, a Maryland corporation (“Mercantile”), announced that the Board of Governors of the Federal Reserve System has approved the application by Mercantile to merge with F&M Bancorp. The Federal Reserve Board also approved the application by F&M Bancorp’s bank subsidiary, Farmers & Mechanics Bank, to merge with Fredericktown Bank & Trust Company, a Bankshares subsidiary. Mercantile and F&M Bancorp previously announced the proposed merger on March 13, 2003. The merger is subject to approval by stockholders of F&M Bancorp and by state bank regulators.

The press release issued by Mercantile is included as Exhibit 99 to this report and is incorporated into this Item 5 by reference.

Item 7.	Financial Statements, and Exhibits.

(c)	Exhibits.

99	Press Release

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCANTILE BANKSHARES CORPORATION (Registrant)

Date: July 9, 2003	By:	/s/ TERRY L. TROUPE
Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release

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